UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2011

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street

Philadelphia, PA 19123

(Address of Principal Executive Offices)

(215) 873-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.	Results of Operations and Financial Condition

On January 27, 2011, Destination Maternity Corporation (the “Company”) issued a press release and held a broadly accessible conference call to discuss its financial results for its first fiscal quarter ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release contained non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G, including: (a) Adjusted EBITDA (operating income (loss) before deduction for the following non-cash charges: (i) depreciation and amortization expense; (ii) loss on impairment of tangible and intangible assets; (iii) loss (gain) on disposal of assets; and (iv) stock compensation expense), together with the percentage of net sales represented by this measure; (b) Adjusted EBITDA before restructuring and other charges, together with the percentage of net sales represented by this measure; (c) Adjusted net income, before restructuring and other charges, stock compensation expense, and loss on extinguishment of debt; (d) Adjusted net income per share - diluted, before restructuring and other charges, stock compensation expense, and loss on extinguishment of debt; and (e) net debt.

The Company believes that each of these non-GAAP financial measures provides useful information about the Company’s results of operations and/or financial position to both investors and management. Each non-GAAP financial measure is provided because management believes it is an important measure of financial performance used in the retail industry to measure operating results, to determine the value of companies within the industry and to define standards for borrowing from institutional lenders. The Company uses each of these non-GAAP financial measures as a measure of the performance of the Company. The Company provides these measures to investors to assist them in performing their analysis of its historical operating results. Each of these non-GAAP financial measures, except net debt, reflects a measure of the Company’s operating results before consideration of certain charges and consequently, none of these measures should be construed as an alternative to net income (loss) or operating income (loss) as an indicator of the Company’s operating performance, or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, as determined in accordance with generally accepted accounting principles. The Company may calculate each of these non-GAAP financial measures differently than other companies.

With respect to the non-GAAP financial measures discussed in the press release, the Company has provided, as an attachment to such press release, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The disclosure in this Current Report, including in the Exhibit attached hereto, of any financial information shall not constitute an admission that such information is material.

Item 8.01.	Other Events

On January 24, 2011 the Board of Directors of the Company (the “Board”) approved a two-for-one split of Destination Maternity’s common stock in the form of a stock dividend. As a result of the stock split, on March 1, 2011 stockholders of record at the close of business on February 16, 2011 will receive one additional common share for every share held.

The Board also initiated a regular quarterly cash dividend. The first quarterly cash dividend of $0.35 per share pre-split (equivalent to $0.175 per share post-split) is payable March 11, 2011 to stockholders of record at the close of business on February 16, 2011.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description

EX-99.1	Press Release of the Company dated January 27, 2011

EX-99.2	Press Release of the Company dated January 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: January 28, 2011	DESTINATION MATERNITY CORPORATION

	By:	/s/ Judd P. Tirnauer
Judd P. Tirnauer
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	Press Release of the Company dated January 27, 2011

EX-99.2	Press Release of the Company dated January 26, 2011